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                                                                   Exhibit 10(b)



                            KOCH INDEMNITY AGREEMENT

                  This indemnity agreement (the "KOCH INDEMNITY AGREEMENT"), dated as of ________, 2000, by and among Purina Mills, Inc. ("PMI"), its Debtor affiliates signatory hereto (the "DEBTOR AFFILIATES" and collectively with PMI, "PURINA") and Koch Industries, Inc. ("KOCH INDUSTRIES") and Koch Agriculture ("KOCH AGRICULTURE", and, collectively with Koch Industries, "Koch").


                                    RECITALS

A.       Prior to ________________________, 2000, Purina was known as PM
         HOLDINGS Corporation ("PM HOLDINGS") and owned one-hundred percent (100%) of the capital stock of the Delaware corporation known as Purina Mills, Inc. ("OLD PMI").

B. On October 28, 1999, PM Holdings, Old PMI and certain of Old PMI's subsidiaries (collectively, the "DEBTORS") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code.

C. On January 18, 2000, the Debtors filed a Joint Plan of Reorganization, a copy of which is attached hereto as EXHIBIT A (as the same may be amended in accordance with the terms thereof, the "PLAN") with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT").(1)

D. Pursuant to the Plan, the Debtors, Koch and the Official Committee of Unsecured Creditors of the Debtors have agreed to the terms and conditions for indemnification set forth herein.


                                    AGREEMENT
                                    ---------

                  In consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

--------

(1) Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan.



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         1.       GENERAL INDEMNIFICATION.

                  As of the Effective Date, each of the Reorganized Debtors, jointly and severally, hereby agrees to protect, indemnify and hold harmless each of the Koch Entities and each of their respective stockholders and present or former officers, directors, employees, accountants, attorneys, investment bankers, financial advisors and agents (collectively, the "Koch Indemnified Parties"), from and against all liabilities, costs or expenses (including without limitation reasonable attorneys' fees and disbursements) related to any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities, asserted by any third parties against any of the Koch Indemnified Parties arising out of (A) the initiation by any of the Debtors, the Reorganized Debtors or any other PMI Entity of litigation against such third party in any way relating to a Koch Entity's ownership or operation of the Debtors, the Koch Purchase Transaction, the Old Senior Subordinated Notes, the Prepetition Indenture or any Claim or Interest; (B) any Services (as defined under the Transition Services Agreement) or any Additional Transition Items (as defined in the Supplemental Transition Agreement) or any other services or benefits provided by any Koch Entity to or for the benefit of any PMI Entity after the Petition Date; or (C) a drawing of bonds under bond program Services within the meaning of para graph A.4 of Exhibit 2.1(a)(iii) of the Transition Services Agreement, whether such bond program services were provided before or after the Petition Date. Notwithstanding the foregoing, the Koch Entities will not be indemnified for (X) any portion of the compensation of the directors of PMI paid by any Koch Entity prior to the Effective Date or (Y) any claims in respect of any guarantee by any Koch Entity of any employment contract of a PMI employee. All amounts payable hereunder shall be due upon written demand.

         2.       CAP PLAN INDEMNIFICATION.

                  As of the Effective Date, each of the Reorganized Debtors, jointly and severally, hereby agrees to protect, indemnify and hold harmless each of the Koch Indemnified Parties from any and all liabilities, claims, obligations, suits, judgments, damages, demands, penalties, debts, losses, costs or expenses (including without limitation reasonable attorneys' fees and disbursements) asserted by any participant under the CAP Plan against any of the Koch Indemnified Parties and arising solely from the failure by the Reorganized Debtor to pay the Reinstated Claims of such participant in accordance with the terms of the CAP Plan. All amounts payable hereunder shall be due upon written demand.

         3.       INDEMNIFICATION RELATED TO PENSION PLANS.

                  For purposes of this Section 3, (a) the term "Koch Controlled Group Member" shall mean the Koch Entities and any other corporation, trade or business (whether or not incorporated), the employees of which, together with the employees of any Koch Entity, are required by the rules contained in Section 414 of the Internal


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Revenue Code of 1986, as amended (the "Code") or the provisions of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA") to be treated as if they were employed by a single employer, other than the PMI Entities, and (b) the term "PMI Controlled Group Member" shall mean any of the PMI Entities.

                  Certain of the Koch Controlled Group Members may now or in the past be (or have been) sponsors of, or contributors to (i) a "defined benefit plan" as defined in Section 3(35) of ERISA, (ii) a pension plan that is subject to the funding standards of Section 302 of ERISA or Section 412 of the Code,
(iii) a "multi-em ployer plan" as defined in Section 3(37) of ERISA or Section 414(f) of the Code or (iv) a "multiple employer plan" within the meaning of
Section 210 of ERISA or Section 413(c) of the Code (collectively, a "Koch Defined Benefit Plan"). Certain of the PMI Controlled Group Members may now or in the past be (or have been) sponsors of, or contributors to (i) a "defined benefit plan" as defined in Section 3(35) of ERISA, (ii) a pension plan that is subject to the funding standards of Section 302 of ERISA or Section 412 of the Code, (iii) a "multi-employer plan" as defined in Section 3(37) of ERISA or
Section 414(f) of the Code or (iv) a "multiple employer plan" within the meaning of Section 210 of ERISA or Section 413(c) of the Code (collectively, a "PMI Defined Benefit Plan").

                  Koch Industries and Koch Agriculture, jointly and severally, hereby agree to protect, indemnify and hold harmless each Reorganized Debtor and each other wholly-owned PMI Entity from and against all liabilities, claims, obligations, suits, judgments, damages, demands, penalties, debts, causes of action, losses, costs or expenses (including, without limitation reasonable attorneys' fees and disbursements), imposed upon, incurred by or asserted against any PMI Entity or Reorganized Debtor arising out of or resulting from
(1) any unpaid Pension Benefit Guaranty Corporation premiums (as described in Sections 4006 and 4007 of ERISA), (2) any withdrawal liability under a multiemployer plan imposed by Subtitle E of Title IV of ERISA, (3) any withdrawal liability under a multiple employer plan imposed by Section 4063 or
Section 4064 of ERISA, (4) any "accumulated funding deficiency" (as defined in Section 412 of the Code and Section 302 of ERISA), (5) any unfunded benefit liabilities under Section 4062 of ERISA, (6) any other liability under Title IV of ERISA with respect to any Koch Defined Benefit Plan or (7) any guaranty provided by any PMI Controlled Group Member in favor of the Pension Benefit Guaranty Corporation in respect of any Koch Defined Benefit Plan. Each Reorganized Debtor and each other wholly-owned PMI Entity jointly and severally, hereby agree to protect, indemnify and hold harmless each Koch Controlled Group Member from and against all liabilities, claims, obligations, suits, judgments, damages, demands, penalties, debts, causes of action, losses, costs or expenses (including, without limitation reasonable attorneys' fees and disbursements), imposed upon, incurred by or asserted against any Koch Controlled Group Member arising out of or resulting from (1) any unpaid Pension Benefit Guaranty Corporation premiums (as described in Sections 4006 and 4007 of ERISA), (2) any withdrawal liability under a multiemployer plan imposed by Subtitle E of Title IV of ERISA, (3) any withdrawal liability under a multiple employer plan imposed by Section 4063 or


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Section 4064 of ERISA, (4) any "accumulated funding deficiency" (as defined in
Section 412 of the Code and Section 302 of ERISA), (5) any unfunded benefit liabilities under Section 4062 of ERISA, (6) any other liability under Title IV of ERISA with respect to any PMI Defined Benefit Plan or (7) any guaranty provided by any Koch Controlled Group Member in favor of the Pension Benefit Guaranty Corporation in respect of any PMI Defined Benefit Plan. All amounts payable hereunder shall be due upon written demand.

         4.       NON-RELEASING PMI ENTITY CLAIMS

                  Pursuant to Section IV.E.2.b.i of the Plan, the Koch Indemnified Parties and certain other parties were granted releases by each Debtor, Reorganized Debtor and certain other PMI Entities listed on Exhibit IV.E.2.b.i of the Plan (collectively, the "Releasing PMI Entities"), as set forth therein. Certain non-Debtor PMI Entities listed on Exhibit B hereto did not grant the releases contained in Section IV.E.2.b.i of the Plan (the "Non-Releasing PMI Entities"). Each of the Releasing PMI Entities hereby agrees and covenants, jointly and severally, that it shall, upon demand, remit and pay to Koch Industries an amount equal to 100% of the economic benefit (including without limitation, the proceeds of any claim or cause of action) that any Releasing PMI Entity receives or obtains as the result of the commencement or prosecution of any claim or cause of action by a Non-Releasing PMI Entity against any Koch Indemnified Party to the extent such claim or cause of action would have been released under Section IV.E.2.b.i of the Plan had such Non-Releasing PMI Entity been a Releasing PMI Entity (a "Non-Releasing PMI Entity Claim").

         5.       NO LITIGATION.

                  Koch shall not, and shall not permit any other Koch Entity to, initiate any litigation against any former officer, director or employee of any PMI Entity with respect to the subject matter of the releases set forth in
Section IV.E.2.b.iii of the Plan; provided, however, that a Koch Entity may pursue any and all claims against any such person if such person has initiated litigation against such Koch Entity.

         6.       MISCELLANEOUS.

                  (a) All notices, consents, requests, claims, demands, instructions or other communications to be given hereunder by any party shall be in writing. All such notices, consents, requests, claims, demands, instructions or other communications may be given personally, by registered or certified mail (with proof of receipt, postage and expenses prepaid, return receipt requested), express package service or facsimile. All such notices shall be deemed to be received as follows: (i) if delivered personally, when received,
(ii) if mailed, three (3) days after being mailed, (iii) if sent by express package service, when signed for and (iv) if sent by facsimile, when the facsimile has been transmitted over the telephone lines, as evidenced by a


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facsimile confirmation report generated by the transmitting machine. Notices will be addressed as follows:

                       (i)      if to Koch, to:

                                4111 East 37th Street North
                                Wichita, Kansas 67220
                                facsimile: (316) 828-3133
                                attention: Tye Darland, Esq.

                                with a copy to:

                                Skadden, Arps, Slate, Meagher & Flom (Illinois) 333 West Wacker Drive
                                Suite 2100
                                Chicago, Illinois 60606
                                facsimile: (312) 407-0411
                                attention:  David S. Kurtz, Esq.

                       (ii)     if to Purina, to:

                                Purina Mills, Inc.
                                1401 South Hanley Road
                                St. Louis, Missouri 63144
                                facsimile:  (314) 768-4470
                                attention:  David G. Kabbes, General Counsel

                                with a copy to:

                                Jones, Day, Reavis & Pogue
                                North Point
                                911 Lakeside Avenue
                                Cleveland, Ohio  44114
                                facsimile:  (216) 579-0212
                                attention:   Richard M. Cieri, Esq.

or such other addresses as the parties may have furnished to each other pursuant to the provisions of this Section.

                  (b) This Agreement shall be binding on all parties hereto and their respective successors and assigns. This Agreement may be executed in one or more counterparts, all of which taken together will constitute one instrument.

                  (c) The laws of the State of Delaware will govern the validity and interpretation of this Agreement and the performance of the parties of their respective duties and obligations with out regard to conflict of laws principles.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date first written above.

                                                 PURINA MILLS, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 CAROLINA AGRI-PRODUCTS, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 COASTAL AG-DEVELOPMENT, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 COLE GRAIN COMPANY, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 DAIRY MANAGEMENT SERVICES,
                                                 L.L.P.



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                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 PM HOLDINGS CORPORATION



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 PM NUTRITION COMPANY, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 PMI AGRICULTURE L.L.C.


                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 PMI NUTRITION, INC.,



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________





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                                                 PMI NUTRITION INTERNATIONAL,
                                                 INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 PURINA LIVESTOCK MANAGEMENT
                                                 SERVICES, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 KOCH INDUSTRIES, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 KOCH AGRICULTURE COMPANY



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________




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                                    EXHIBIT A
                                    ---------

                                      Plan



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                                    EXHIBIT B
                                    ---------

                           Non-Releasing PMI Entities

                           Alliance Milk Products, LLC
                             Conroe ACS Company, LLC
                              Deer Stone Ag., Inc.
                           Eastern Block, Incorporated
                           Eastgate Feed & Grain, LLC
                                  ESSV, LLC
                              Fil-Am Foods, Inc.
                             Filagri Holdings, Inc.
                            GEC/P.M.I. Joint Venture
                              Hejlik Pig Co., L.C.
                              Lexington Acres, LLC
                                MBA Poultry, LLC
                  Northern Colorado Feed Limited Liability Co.
                                 Oceanview, LLC
                            Synergy Pork Systems LLC
                              T-PM Holding Company
                                    YNOT, LLC